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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)        March 3, 2006
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                        ANTEON INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-84835                                13-3880755
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          (Commission File Number)            (IRS Employer Identification No.)


      3211 JERMANTOWN ROAD, SUITE 700
               FAIRFAX, VIRGINIA                               22030-2801
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 246-0200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

             On March 3, 2006, Anteon International Corporation held a special meeting of its stockholders in connection with its planned merger with an indirect, wholly-owned subsidiary of General Dynamics Corporation. At the special meeting, the stockholders voted in favor of a proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2005, among General Dynamics, Avenger Acquisition Corporation, an indirect, wholly-owned subsidiary of General Dynamics, and Anteon, and to approve the merger of Avenger with and into Anteon.

             Pursuant to the terms of the merger agreement, holders of Anteon common stock will receive $55.50 in cash for each share of Anteon common stock they own at the closing of the transaction. As previously announced, Anteon expects the transaction to close by the end of the second quarter of 2006. A copy of the press release issued by Anteon on March 3, 2006 announcing the results of the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   EXHIBITS

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------
              99.1        Press release dated March 3, 2006




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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANTEON INTERNATIONAL CORPORATION



                                             By: /s/ Curtis L. Schehr
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                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary


Date: March 3, 2006




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